                          Oppenheimer Balanced Fund
                    Oppenheimer Capital Appreciation Fund
                       Oppenheimer Champion Income Fund
                     Oppenheimer Developing Markets Fund
                           Oppenheimer Global Fund
                         Oppenheimer High Yield Fund
                     Oppenheimer International Bond Fund
                   Oppenheimer Main Street Opportunity Fund
                           Oppenheimer MidCap Fund

                 Prospectus Supplement dated October 4, 2006

This supplement amends the Prospectus of each of the above-referenced Funds
(each a "Fund" and together the "Funds") and is in addition to any existing supplements.

For each of the Funds, effective October 4, 2006 the Prospectus section titled "About the Fund's Investments- Other Investment Strategies" is
amended by adding the following paragraph immediately preceding the section titled "Temporary Defensive and Interim Investments":

  Investments in Oppenheimer Institutional Money Market Fund. The Fund
      can invest its free cash balances in the Class E shares of
      Oppenheimer Institutional Money Market Fund, to seek current income while preserving liquidity. The Oppenheimer Institutional
      Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment
      Company Act of 1940, as amended. It invests in a variety of short-term, high-quality, dollar-denominated money market
      instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. As a shareholder, the Fund will be subject to its proportional share of the Oppenheimer Institutional Money Market Fund's Class E
      expenses, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the
      Fund's share of the advisory fee paid by the Oppenheimer
      Institutional Money Market Fund.

October 4, 2006                                               PS0000.023